Exhibit 99.1 Premier, Inc. Stewardship Outreach July 2025

Forward-looking statements Forward-looking statements – Statements made in this presentation that are not statements of historical or current facts, such as those related to our ability to advance our business strategies and improve healthcare, the intended or expected performance or utility of our products and services, our ability to transition to partners or wind down the remaining operations of Contigo Health and the potential costs and expenses associated therewith, the potential benefits of our share repurchases made pursuant to the share repurchase authorization approved by our Board in 2024 (including the accelerated share repurchase program announced in February 2025, which has not yet completed and could be affected by volatility or disruptions in capital markets or other factors), the efficacy of our pay-for-performance executive compensation programs and strategies, the payment of dividends at current levels or at all, guidance on expected future financial performance and assumptions underlying that guidance, and our expected effective income tax rate are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements, the achievement of which cannot be guarantee. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to risks and uncertainties, many of which are outside Premier’s control. More information on risks and uncertainties that could affect Premier’s business, achievements, performance, financial condition, and financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including the information in those sections of Premier’s Form 10-K for the year ended June 30, 2024 as well as Premier’s subsequent Quarterly Reports on Form 10-Q. Premier’s periodic and current filings with the SEC are made available on the company’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events that occur after that date, or otherwise. © 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 1

Premier, Inc. Snapshot (NASDAQ: PINC)

Key Statistics					
1996 Founded	**Charlotte, NC** Headquarters	**2013** IPO	**~2,900[1]** Employees	**Over 4,350[1]** Hospital Members	**Over $1.3B[2]** Net Revenue

Business Segments

Supply Chain Services

~$885M[3]
Net Revenue



Group Purchasing - Acute
Group Purchasing - Continuum of Care
Supply Chain Co-Management
Digital Supply Chain

Performance Services



Core Tech and Consulting Services
Clinical Decision Support
Applied Sciences

~$460M[4]
Net Revenue

Leading Technology-Driven Healthcare Improvement Company ***Enabling Better, Smarter, Faster Care***

[1] As of June 30, 2024
[2] Consolidated figure for fiscal 2024.
[3] Supply Chain Services segment net revenue for fiscal 2024, which includes products revenue from the S2S Global business, which was sold in fiscal 2025. In addition, as the company did not begin reporting Digital Supply Chain as part of the Supply Chain Services segment until fiscal 2025, revenue from this business is not included in the presented fiscal 2024 Supply Chain Services segment net revenue amount but is in the presented fiscal 2024 Performance Services segment net revenue amount consistent with our GAAP financial reporting.
[4] Performance Services segment net revenue for fiscal 2024.

© 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 2

Premier Enables Better, Smarter, Faster Healthcare for its Member Health Systems Better Care Smarter Savings Faster Innovation 11% 6% 20% Lower Inpatient Mortality Better Operating More Revenue in Observed Per Encounter Margins Value-Based Care Programs (MSSP) 7% 10% Lower Inpatient Mortality Lower Observed Per Encounter Supply Costs *For major teaching hospitals Premier Members, On Average, Perform Better Than Non-Premier Members © 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 3 *Based on 2024 data for hospitals in Premier’s 100 Top Hospitals® program.

Growth Strategy Grow and Deepen Strengthen and Build Create and Deliver Expand Into Adjacent Relationships Capabilities Innovative Solutions Markets • Further penetrate member • Enhance technology with • Innovate with members to • Life sciences purchasing spend; automation and AI develop products and with research and currently only capture capabilities services that address clinical trials ~60% in the acute GPO market problems and even less in the non- • Long runway to continue • Payers with electronic acute GPO to grow profitable prior authorization technology and consulting • Cross-sell opportunity; businesses • Manufacturers through currently only ~1/3 of e-invoicing and members utilize both e-payables capabilities business segments Multiple Levers to Drive Future Growth of Our Business © 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 4

Creating Value for Stockholders Unique Long Runway for Disciplined Market Positioning Profitable Growth Capital Allocation • Established industry leader in • Ability to further penetrate member • Flexible balance sheet critical and growing markets purchasing in the GPO business • Strong and predictable cash flows; • Long-standing strategic and • Continued expansion into adjacent $100 million annual TRA payable to collaborative customer relationships customer bases former member-owners ends in FY25 • Leveraging comprehensive and • Attractive margin profile scalable technology and services • Repurchased $600M shares; platform • Potentially significant value in additionally, entered a $200M certain minority investments accelerated share repurchase • Opportunity to cross-sell between program in February 2025[1] business segments • Dividend yield of ~4% is in the top quartile of companies in the Russell 1000 index [2] Well-Positioned for Future Growth and Above Market Returns [1] The company repurchased $600 million of Class A common shares in 2024 and January 2025 under the company’s $1 billion share repurchase authorization, which expired on June 30, 2025 (“Authorization”). In February 2025, the company entered into a $200 million accelerated share repurchase program under the Authorization, which is expected to be completed no later than the first quarter of fiscal year 2026. © 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 5 [2] Premier’s dividend yield is based on the aggregate dividends paid per share during the twelve months ended March 31, 2025, divided by the stock’s closing price on March 31, 2025. Dividend yield for the market indices is based on market data for the twelve months ended March 31, 2025.

Commitment to Corporate Governance Drives Alignment and Accountability Enhancements to Commitment to Leadership and Oversight Corporate Governance Refreshment • Independent Board Chair • Board committed to ongoing • Renomination capped at age of 72 • Independent key Board committees refreshment and adding broad mix of • Periodic committee membership skills, experience and perspectives • Annual review of succession planning rotation • 100% of directors own PINC stock • 8 out of 9 directors are independent • Individual director self- and peer- • Anti-hedging and anti-pledging assessments • Director mentorship and continuing policies education programs • Limits on other public company board • Annual shareholder engagement service (total of 4 public company • Environmental, social and governance program boards and total of 2 public boards for (ESG) oversight at Board level NEOs of publicly traded companies) © 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 6

A “Fit-for-Purpose” Board of Directors

Anticipate several board seats will be refreshed over the next 18 months

Photo	Board Member	Age	Board Tenure	Primary Occupation	Key Skills / Qualifications	Independent Director
	Michael J. Alkire	62	4	President and CEO	30+ years of operational, technology and business development leadership experience; joined Premier in 2003	-
	John Bigalke	70	6	Retired: former Vice Chairman and National Industry Leader for Deloitte's Healthcare and Life Science practice; currently serves on AdventHealth's Board of Directors	Financial, corporate accounting, business development and leadership experiences; serving on audit committees at other public and private companies	•
	Helen M. Boudreau	59	5	Retired: former COO of Bill & Melinda Gates Medical Research Institute; currently serves on the Board of Directors at Shattuck Labs, Inc. and a private biotech company	Financial background with more than 20 years in the healthcare industry; serves as chair of audit committees and on compensation committees for other public companies; NACD directorship certified	•
	Jody R. Davids	69	10	Retired: former SVP and Chief Information Officer at PepsiCo; currently serves on Paymentus' Board of Directors	Information technology, cybersecurity risk management, supply chain, logistics and distribution and executive leadership experience	•
	Peter S. Fine	73	12	Retired: former President and CEO, Banner Health; currently serves on Jeenie's Board of Directors	44 years healthcare industry experience and executive leadership experience at large healthcare system	•
	Marc D. Miller	54	10	President and CEO, Universal Health Services	27 years healthcare industry experience and public company leadership experience	•
	Marvin R O'Quinn	73	10	Retired: former president and COO, CommonSpirit Health; currently serves on American Healthcare REIT	41 years healthcare industry experience and leadership experience serving in executive positions at large healthcare systems	•
	Richard J. Statuto	68	12	Retired: former President and CEO of Bon Secours Health System and currently serves on American Publication, Inc.'s Board of Directors	35 years healthcare industry experience and leadership experience at large healthcare systems	•
	Ellen C. Wolf	71	12	Retired: former SVP and CFO of American Water Works Company	Financial, corporate accounting, business development and leadership experience; served on audit & compensation committees of other company boards	•

© 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 7

Engaged Board with Critical Skillset 0 1 2 3 4 5 6 7 8 9 Executive Leadership Healthcare Industry Board candidates who represent a Operations broad mix of skills, perspectives, talents, Board of Treasury backgrounds and education that Directors Capital Allocation Finance/Accounting/Auditing enhance decision-making processes, M&A/Corporate Development oversee management’s execution of Experience ESG strategic objectives and reflect interests and Skills Corporate Governance of stockholders. Digital Technology Risk Assessment and Management Supply Chain Logistics Board Snapshot Board Independence Board Tenure Age 1 1 2 3 1 88% 9 Years 67 years Average Average Independent 1 Age Tenure 8 7 3 Independent Non-Independent 50 – 60 Years 61 – 73 Years 4 years 5 years 6 years 10 years 12 years Note: All figures are presented as of June 30, 2025. © 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 8

Executive Compensation Program Aligned with Stockholder Value Creation 2025 CEO TARGET PAY MIX 13% 20% Base Salary? Executive compensation levels aligned with market Time-Based Restricted ? Pay mix emphasizes at-risk performance incentives Stock Units 87% (RSUs) Incentive-Based performance 47%? Objective, measurable, rigorous metrics Compensation 20% aligned with short- and long-term growth priorities Performance Annual Bonus Shares (PSAs) ? Short- and long-term program payouts capped at 150% ? No automatic single-trigger change-in-control equity vesting 2025 NEO TARGET PAY MIX* ? Stock ownership guidelines and holding requirements for 18% 21% executives and directors Base Salary Time-Based Clawback to Restricted ? policy applicable both cash and equity Stock Units 79% awards (RSUs) Incentive-Based 41% Compensation Robust anti and anti pledging? -hedging - policies Performance 20% Shares (PSAs) Annual Bonus supplemental retirement benefits? No *Reflects the compensation mix for NEOs other than the CEO who were active © 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 9 employees for the entirety of fiscal year 2025.

Performance Metrics Designed to Drive Top- and Bottom-Line Growth Annual Cash Incentives Performance Metrics Fiscal 2025/2026 Program Highlights 20% | Adj. EBITDA • Consistency in weighting: 20% | Revenue • Aggregate of financial measures total 60% 20% | Free Cash Flow 40% | Strategic Measures • Collective strategic measures total 40% • Determine strategic measures on an annual basis Long-Term Incentives Performance Metrics / Terms Fiscal 2025/2026 Program Highlights 70% PSAs PSAs: • Increased weighting of PSAs for executives from Adjusted EPS and Net Revenue 60% to 70% beginning in fiscal 2025 (50% each) | 3Y cliff vest based on • Added Net Revenue as an equally weighted 30% RSUs separate targets for each of the 3 measure beginning with fiscal 2025 PSAs years • Measures for fiscal 2026 PSAs expected to be RSUs: consistent with fiscal 2025 3Y Ratable vesting © 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 10

Core Practices Supporting the Resilience of Our Business

Ethics and Compliance

Strong corporate governance and ethically responsible behavior

Continued achievement of **100% employee completion of our compliance education** courses including anti-corruption and human trafficking, fraud, waste and abuse, and Health Insurance Portability and Accountability Act (HIPAA).

2025 **World's Most Ethical Companies®** Honoree by Ethisphere (18th consecutive year).

Responsible Supply Chain

Committed to a high quality, resilient and sustainably supply chain

Monitored quality, safety and value standards of supplier products and services with ongoing advice and oversight from 28 strategic sourcing committees representing approximately 175 of our U.S. hospital members.

Annual social responsibility audits of contracted manufacturers by international third-party auditor.

All suppliers required to abide by **Healthcare Group Purchasing Industry Code of Conduct.**

Environmental Stewardship

Prioritizing responsible stewardship to create a healthy planet

Calculated Scope 1 and Scope 2 greenhouse gas (GHG) emissions.

Completed initial alignment with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD).

Identified the Scope 3 GHG Emissions categories most relevant to our business to understand our full GHG footprint. We plan to complete an initial Scope 3 emissions inventory during CY2025.

Improving Community Health

Enhancing health outcomes and lowering costs for communities

Continued to **advocate for and advance initiatives** aimed at enabling a better, faster and smarter healthcare industry.

~$190K Donated through our Social Responsibility Program, plus another $100K for our Premier Cares Award.

Our People and Culture

"People First Growth Mindset" and resilient human capital management promotes engagement and retention

Our **ONE PREMIER Growth Mindset** initiative is designed to intentionally enhance our culture of high performing individuals and teams by focusing on self-mastery, "real-talk" communication, and multi-level trust.

Bi-annual, "People First" employee engagement survey conducted by an independent third-party firm to provide real-time actionable insights, with latest survey showing **engagement score of 77**, exceeding the global benchmark of 74.

Awards:

- 2025 Outstanding Gold Culture by Cigna
- 2024 Healthiest 100 Workplaces in America
- 2024 #1 Healthiest Employer in Charlotte

Premier's 2024 Sustainability Report

Note: Figures presented as of May 31, 2025.

© 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 11